                                                                    EXHIBIT 10.5

                          FOURTH AMENDED AND RESTATED
                          ---------------------------
                         STOCKHOLDERS' RIGHTS AGREEMENT
                         ------------------------------

     THIS FOURTH AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT is made as of the 7th day of March, 1997, by and between Cardima, Inc., a Delaware corporation (the "Company"), Gabriel B. Vegh (the "Founder") and the investors
                  -------                          -------
listed on Exhibit A attached hereto (each an "Investor," and collectively, the
                                              --------
"Investors").
----------

                                    RECITALS
                                    --------

     WHEREAS, certain investors have purchased shares of Series A Preferred Stock of the Company (the "Series A Preferred Stock") pursuant to that certain
                           ------------------------
Series A Preferred Stock Purchase Agreement dated May 21, 1993 (the "Series A
                                                                     --------
Agreement"), or pursuant to certain warrants issued to such investors by the
---------
Company, shares of Series B Preferred Stock of the Company (the "Series B
                                                                 --------
Preferred Stock") pursuant to a recapitalization approved in that certain action
---------------
by Written Consent of the Stockholders of Cardima, Inc. dated June 30, 1993, or shares of Series C Preferred Stock of the Company (the "Series C Preferred
                                                        ------------------
Stock") pursuant to certain Series C Stock Purchase Agreements (the "Series C
                                                                     --------
Agreements") or shares of Series D Preferred Stock of the Company (the "Series D
----------                                                              --------
Preferred Stock") pursuant to that certain Series D Preferred Stock Purchase
---------------
Agreement dated December 19, 1995 (the "Series D Agreement");
                                        ------------------

     WHEREAS, the Founder has purchased shares of Common Stock of the Company pursuant to that certain Employee Stock Purchase Agreement dated May 4, 1993 (the "Founder's Agreement"); and
      -------------------

     WHEREAS, certain Investors are purchasing shares of Series E Preferred Stock of the Company (the "Series E Preferred Stock") pursuant to that certain
                           ------------------------
Series E Preferred Stock Purchase Agreement of even date herewith (the "Series E
                                                                        --------
Agreement") and have asked the other Investors, the Founder and the Company to
---------
further amend and restate the Third Amended and Restated Stockholders' Rights Agreement dated December 19, 1995, by and between certain of the Investors, the Founder and the Company.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Investors, the Founder and the Company agree as follows:

     1.  Registration Rights.  The Company covenants and agrees as follows:
         -------------------

          1.1  Definitions.  For purposes of this Section 1:
               -----------

               (a) The term "Act" means the Securities Act of 1933, as amended.
                             ---

               (b) The term "Form S-3" means such form under the Act as in
                             --------
effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (c) The term "Holder" means any person owning or having the
                             ------
right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

               (d) The term "1934 Act" shall mean the Securities Exchange Act of
                             --------
1934, as amended.

               (e) The term "register," "registered," and "registration" refer
                             --------    ----------        ------------
to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (f) The term "Registrable Securities" means (i) the Common Stock
                             ----------------------
issuable or issued upon conversion of the Series A Preferred Stock (including shares of Series A Preferred Stock issuable upon exercise of warrants issued by the Company), (ii) the Common Stock issuable or issued upon conversion of the Series B Preferred Stock, (iii) the Common Stock issuable or issued upon conversion of the Series C Preferred Stock (including shares of Series C Preferred Stock issuable upon exercise of warrants issued by the Company), (iv) the Common Stock issuable or issued upon conversion of the Series D Preferred Stock (including shares of Series D Preferred Stock issuable upon exercise of warrants issued by the Company) (v) the Common Stock issuable or issued upon conversion of the Series E Preferred Stock (including shares of Series E Preferred Stock issuable upon exercise of warrants issued by the Company), (vi) the 66,666 shares of Common Stock (the "Founders Shares") issued to the Founder
                                        ---------------
pursuant to the Founder's Agreement provided, however, that the Founder Shares shall not he deemed Registrable Securities and the Founder shall not be deemed a Holder for the purposes of Sections 1.2, 1.6, 1.12, 1.14 and 2 and (vii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii), (iii), (iv), (v) and (vi) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

               (g) The "number of shares of Registrable Securities then
                        -----------------------------------------------
outstanding" shall be determined by the number of shares of Common Stock
-----------
outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

               (h) The term "SEC" shall mean the Securities and Exchange
                             ---
Commission.

          1.2  Request for Registration.
               ------------------------

               (a) If the Company shall receive at any time after the earlier of (i) March 7, 2000, or (ii) six (6) months after the effective date of the first registration statement for a bona fide, firm commitment underwritten public offering of the Company's Common Stock at an offering price of at least $10.00 per share (if prior to June 30, 1997 or $11.00 per share if on or after July 1, 1997) and net proceeds to the Company of at least $20,000,000 (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) (a "Qualified IPO"), a written request from the Holders of
                          -------------
at least twenty-five percent (25%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least fifteen percent (15%) of the Registrable Securities then outstanding, then the Company shall:

                  (i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

                 (ii) effect as soon as practicable, and in any event within sixty (60) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.2(b), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered
--------------------
by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting, the provisions of which will be consistent with the provisions of this Agreement. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

               (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                  (i) After the Company has received three (3) requests pursuant to this Section 1.2, each of which either has been declared or ordered effective or withdrawn at the request of the Investors (other than as a result of a material adverse change to the Company);

                 (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to this Section 1.2 or Section 1.3 hereof; provided that the Company is actively employing in good faith reasonable efforts to cause such registration statements to become effective; or

                (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

          1.3  Company Registration.  If (but without any obligation to do so)
               --------------------
the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than (a) a registration relating a

Qualified IPO prior to June 30, 1997, the completion of which results in the
-------------
conversion into Common Stock of all outstanding shares of Preferred Stock, (b) a registration relating solely to the sale of securities to participants in a Company stock plan, (c) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or (d) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty
(20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4  Obligations of the Company.  Whenever required under this Section
               --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred twenty (120) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement (provided that the terms of such agreement are consistent with the terms of this Agreement).

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or national market system on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective or the date of the closing of the public offering of such securities if so requested by the underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          1.5  Furnish Information.
               -------------------

               (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required by the Act to effect the registration of such Holder's Registrable Securities.

               (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

          1.6  Expenses of Demand Registration.  All expenses, other than
               -------------------------------
underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders selected by Holders of a majority of the Registrable Securities being included in the registration) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to the demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

          1.7  Expenses of Company Registration.  The Company shall bear and pay
               --------------------------------
all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders selected by Holders of a majority of the Registrable Securities being included in the registration), but excluding underwriting discounts and commissions relating to Registrable Securities.

          1.8  Underwriting Requirements.  In connection with any offering
               -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters); provided, such terms are consistent with the terms of this Agreement, and then only in such quantity as the underwriters determine in their sole discretion will not, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders), but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below fifteen percent (15%) of the total amount of securities included in such offering, (ii) notwithstanding (i) above, any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          1.9  Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.10  Indemnification. In the event any Registrable Securities are
               ---------------
included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, its partners, directors, officers and employees (which persons shall be deemed to be included in the term Holder for purposes of this subsection 1.10(a)) any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act or the 1934 Act, or other federal or state laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue
                 ---------
statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the

Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

               (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e)  The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

         1.11  Reports Under Securities Exchange Act of 1934.  With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         1.12  Form S-3 Registration.  In case the Company shall receive from
               ---------------------
Holders of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.12: (i) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

          1.13  Assignment of Registration Rights.  The rights to cause the
                ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer holds at least 250,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) or to a transferee or assignee of such securities who is a partner, shareholder or affiliate of such Holder without restriction as to minimum shareholding, provided that with respect to any assignment under this
Section 1.13 (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned;

(b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.15 below; and (c) no transfer shall be made to a person that the Board of Directors reasonably determines is a competitor of the Company. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided, that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

          1.14  Limitations on Subsequent Registration Rights.  From and after
                ---------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2, 1.3 or 1.12 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

          1.15  "Market Stand-Off" Agreement.  The Founder and each Investor
                 ---------------------------
hereby agree that, during the period of duration specified by the Company and an underwriter of Common Stock or other equity securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

               (a) all officers and directors of the Company, and each holder of 1% or more of the capital stock of the Company agree to be similarly bound; and

               (b) such market stand-off time period shall not exceed one hundred eighty (180) days for an initial public offering and ninety (90) days for any other offering.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Founder and each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          Notwithstanding the foregoing, the obligations described in this
Section 1.15 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or any similar forms which may be promulgated in the future.

         1.16  Termination of Registration Rights.
               ----------------------------------

               (a) No Holder shall be entitled to exercise any right provided for in this Section 1 after the later to occur of (i) five (5) years following a Qualified IPO; or (ii) such time as such Holder shall be entitled to sell such Holder's shares without restriction pursuant to Rule 144(k) of the Act.

               (b) In addition, the right of any Holder to request registration or inclusion in any registration pursuant to Section 1.3 shall terminate at any time on or after the closing of a Qualified IPO of the Company if all shares of Registrable Securities held by such Holder represent less than one percent (1%) of the then outstanding shares of Common Stock.

     2.  Covenants of the Company.
         ------------------------

         2.1  Delivery of Financial Statements.  As each Investor hereby agrees
              --------------------------------
that such Investor shall use diligent efforts to maintain the confidentiality of the financial information of the Company, to be provided as described in this
Section 2, and to use such financial information of the Company solely for purposes related to such Investor's relationship with the Company, the Company shall deliver the financial information of the Company, as described in this
Section 2, to each Investor:

              (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flow for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, together with a report of independent public accountants of nationally recognized standing selected by the Company;

              (b)  as soon as practicable, but in any event within forty-five
(45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement and statement of cash flow for such fiscal quarter and an unaudited balance sheet and a statement of stockholder's equity as of the end of such fiscal quarter and a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the number of common shares issuable upon conversion or exercise of any outstanding securities convertible or exercisable for common shares and the exchange ratio or exercise price applicable thereto, all in sufficient detail as to permit the Investor to calculate its percentage equity ownership in the Company.

              (c) within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flow and balance sheet for and as of the end of such month, in reasonable detail;

              (d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

              (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with generally accepted accounting principles consistently applied with prior practice for earlier periods, all in reasonable detail, subject to changes resulting from year-end audit adjustments, and fairly present the financial condition of the Company and its results of operation for the period specified;

              (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection (f) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information unless the person requesting such information has agreed to reasonable confidentiality restrictions with respect to the use of such information.

          2.2  Inspection.  The Company shall permit each Investor, at such
               ----------
Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information unless the person requesting such information has agreed to reasonable confidentiality restrictions with respect to the use of such information.

          2.3  Right of First Offer.  Subject to the terms and conditions
               --------------------
specified in this paragraph 2.3, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.3, a "Major Investor" shall mean (i) any Investor who holds
                     --------------
(whether in the form of Series A Preferred Stock or Series B Preferred Stock Preferred Stock) at least ten percent (10%) of the original investment such Investor makes in the Company pursuant to the Series A Agreement, (ii) any person who acquires at least ten percent (10%) of the Preferred Stock (whether in the form of Series A Preferred Stock or Series B Preferred Stock or the Common Stock issued upon conversion thereof) issued pursuant to the Series A Agreement, (iii) any person who holds at least 50,000 shares of Series C Preferred Stock issued pursuant to the Series C Agreements, (iv) any Investor who holds at least fifteen percent (15%) of its original investment pursuant to the Series D or Series E Agreement (whether in the form of Series D or Series E Preferred Stock or the Common Stock issued upon conversion thereof) or (v) any person who owns at least 250,000 shares of Series D or Series E Preferred Stock. For purposes of this Section 2.3, Investor includes any general partners or affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to
        ------
each Major Investor in accordance with the following provisions:

          (a) The Company shall deliver a notice by certified mail ("Notice") to
                                                                     ------
the Major Investors stating (i) its bona fide intention to offer such Shares,
(ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

          (b) Within twenty (20) calendar days after giving of the Notice, each Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Registrable Securities then held by such Major Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all outstanding convertible securities and options, warrants or rights to purchase Common Stock). The Company shall promptly, in writing, inform each Major Investor which purchases all the shares available to it ("Fully-Exercising
                                                          ----------------
Investor") of any other Major Investor's failure to do likewise.  During the
--------
ten-day period commencing after such information is given, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors which is equal to the proportion that the number of shares of Registrable Securities then held by such Fully-Exercising Investor bears to the total number of shares of Registrable Securities then held by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

          (c) If all Shares which Investors are entitled to obtain pursuant to subsection 2.3(b) are not elected to be obtained as provided in subsection 2.3(b) hereof, the Company may, during the thirty (30) day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

          (d) The right of first offer in this paragraph 2.3 shall not be applicable (i) to the issuance or sale of not to exceed 894,846 shares of Common Stock to employees, directors or consultants for the primary purpose of soliciting or retaining their services, or (ii) to a Qualified IPO, (iii) the issuance of securities pursuant to the conversion of convertible securities or the exercise of options, warrants or rights to purchase securities currently outstanding or excluded under this Section 2.3(d), (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise or (v) the issuance of shares of capital stock upon exercise or conversion of warrants to purchase shares of the capital stock of this corporation issued in connection with equipment lease financing transactions or bank financing transactions unanimously approved by the Board of Directors, where the issuance of such warrants is not principally for the purpose of raising additional equity capital for the Company.

          (e) The right of first offer set forth in this Section 2.3 is for the benefit of all Major Investors and may not be assigned or transferred by them, except that (i) such right is assignable by each Holder to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Holder, and (ii) such right is assignable between and among any of the Holders.

          2.4  Termination of Covenants.  The covenants set forth in this
               ------------------------
Section 2, shall terminate as to Investors and be of no further force or effect on the earlier to occur of the following: (a) the completion of a Qualified IPO, or (b) when there are outstanding shares of Preferred Stock representing less than fifteen percent (15%) of the Registrable Securities outstanding on the date of this Agreement.

     3.  Right of First Refusal on Stockholder Shares of Target.
         ------------------------------------------------------

          3.1  General.  Target may not sell, assign, transfer, or in any other
               -------
manner dispose of or alienate, or transfer or assign any interest in, any or all of the Stockholder Shares (as such term is defined below) which now or hereafter may be held or owned by them to any person or entity unless such party (for purposes of this Section 3 only, referred to as "Offeror") shall have first made
                                                 -------
the written offer to sell as hereinafter described, and the offered Stockholder Shares shall not have been purchased, within the time hereinafter provided. For purposes of this Section 3, "Stockholder Shares" shall include and be deemed to
                             ------------------
mean:  (i) the Series B Preferred Stock acquired by Target (the "Target Shares")
                                                                 -------------
pursuant to the recapitalization approved in that certain Action by Written Consent of the Stockholders of Cardima, Inc. dated June 30, 1993, (ii) the Common Stock issued or issuable upon conversion of the Target Shares and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Target Shares or Common Stock.

          3.2  Offer by Stockholder.  The Stockholder Shares which the Offeror
               --------------------
desires to sell, assign, or transfer (the "Offered Stockholder Shares") shall
                                           --------------------------
first be offered to the Company by a written offer (the "Offer") to sell at the
                                                         -----
price, and on the terms, set forth in subsection 3.4 below, to which shall be attached a statement of intention to sell, assign, transfer, or otherwise dispose of the Stockholder Shares being offered, as the case may be, the name and address of each prospective purchaser or assignee, if any, the number of Stockholder Shares involved in the proposed sale, assignment, or transfer, and the price and terms of any such bona fide offer. The Offer shall be signed by the Offeror and shall be delivered pursuant to the notice provisions of Section 4.5.

          3.3  Option of Company To Purchase.  For thirty (30) days after the
               -----------------------------
receipt of the Offer (the "Offer Period"), the Company shall have the right, but
                           ------------
not the obligation, to purchase all or some of the Offered Stockholder Shares. If the Company elects to purchase any of the Offered Stockholder Shares, it shall so notify the Offeror prior to the end of the Offer Period. The notice shall specify a date for the closing of the purchase which shall not be more than thirty (30) days after the date of the giving of such notice.

          3.4  Purchase Price and Terms.  The purchase price of the Stockholder
               ------------------------
Shares offered by the Offeror pursuant to this Section 3 to the Company shall be equal to the price offered for the Stockholder Shares by a prospective purchaser pursuant to a bona fide offer of purchase (if received), as set forth in the Offer. The terms and conditions upon which the Company shall purchase the Stockholder Shares, if elected by the Company, shall be no less favorable to the Company than those received by the Offeror in a bona fide offer of purchase (if received) by a prospective purchaser. If such bona fide offer is not received by such a prospective purchaser, the Company shall have the right to purchase the Stockholder Shares for an amount equal to the fair market value of such shares as determined by the Board of Directors in its sole discretion. In the event the purchase price specified in the Offer is payable in property other than cash, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the fair market value of such property as determined in good faith by the parties. If the Offeror and the Company cannot agree on such fair market value within ten (10) days after the Company's receipt of the notice by the Offeror pursuant to this Section 3, the valuation shall be made by an appraiser of recognized standing selected by the Offeror and the Company or, if they cannot agree on an appraiser within twenty (20) days after receipt of such notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value, and which appraisal shall be completed within forty-five (45) days after receipt of such notice. The closing for such purchase shall then be held on the later of (i) the fifteenth 15th business day following the exercise of the rights hereunder or (ii) the fifteenth (15th) day after such cash valuation shall have been made.

          3.5  Release from Restriction.  If all of the Offered Stockholder
               ------------------------
Shares are not purchased by the Company in accordance with the terms of this
Section 3, the Offeror's offer shall be deemed rejected with respect to the remaining Offered Stockholder Shares, and subject to the provisions of this
Section 3 below, the Offeror may make a bona fide sale, assignment, transfer, or other disposition of all, but not less than all, of the remaining Offered Stockholder Shares to the prospective purchaser named in the statement attached to the offer at a price not less than, and upon terms not more favorable than, the bona fide offer, if any, described in the Offer. If the Offeror shall fail to make such sale, assignment, transfer, or other disposition within one hundred twenty (120) days following the expiration of all periods of time hereinabove provided for purchase by the Company, the remaining Offered Stockholder Shares shall again become subject to all of the restrictions of this Agreement, and except as otherwise provided in this Agreement, the Offeror shall not sell, assign, transfer or otherwise dispose of or alienate the

Stockholder Shares without again offering said Stockholder Shares to the Company as hereinabove provided.

          3.6  Assignment.  The Company may assign its right of first refusal
               ----------
under this Section 3 to any party or parties.

          3.7  Exclusions: Lapse.
               -----------------

               (a) The right of first refusal under this Section 3 shall not be applicable to any sale of Stockholder Shares pursuant to Section 1 of this Agreement. The right of first refusal contained in this Section 3 shall not apply to any transfer ("Permitted Transfer") of Stockholder Shares (i) pursuant
                        ------------------
to an acquisition, merger or other transaction pursuant to which the Company's stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale, hold less than 50% of the voting power of the surviving or acquiring entity, or (ii) among Target's Affiliates (collectively referred to herein as "Permitted Transferees");
                                                ---------------------
provided that the right of first refusal contained in this Section 3 shall continue to be applicable to the Stockholder Shares after any such Permitted Transfer and provided further that the transferees of such Stockholder Shares shall have agreed in writing to be bound by the provisions of this Agreement affecting the Stockholder Shares so transferred. An "Affiliate" of Target means any other person, entity or investment fund controlling, controlled by or under common control with Target.

               (b) The right of first refusal set forth in this Section 3 shall lapse upon the completion of a Qualified IPO.

     4.  Right of First Refusal on Shares of the Founder and Phillip C. Radlick.
         ----------------------------------------------------------------------

          4.1  General.  Each of the Founder and Phillip C. Radlick (the
               -------
"Management Stockholders") has executed a Stock Restriction Agreement (the
------------------------
"Stock Restriction Agreement") with the Company, pursuant to which he has agreed
----------------------------
not to sell, assign, transfer, or in any other manner alienate, or transfer or assign any interest in, any or all shares of capital stock in the Company held or owned by him to any person or entity unless he shall have first made a written offer to the Company.

          4.2  Assignment.  The Company agrees to assign any unexercised right
               ----------
of first refusal on shares of the Management Stockholders to the holders of Series D Preferred and Series E Preferred who will be entitled to purchase such shares pro rata based on the shares of Registrable Securities that each holder of Series D Preferred and Series E Preferred then owns. Any such assigned right of first refusal on shares of the Management Stockholders shall not be reassigned by a holder of Series D Preferred or Series E Preferred, and the Company shall have the right to reassign any such right of first refusal which is not exercised by the holder of Series D Preferred and Series E Preferred to whom it was assigned.

     5.  Affirmative Covenants.  The Company covenants that until the closing of
         ---------------------
a Qualified IPO, it will use its reasonable commercial efforts to:

          5.1  Maintenance of Properties, etc.  Keep its properties and assets
               ------------------------------
in such repair, working order and condition, and from time to time make such repairs, renewals, replacements, additions and improvements thereto, as its management deems reasonably necessary and appropriate, and do all things necessary to preserve, renew and keep in full force and effect and in good standing its corporate existence and authority necessary to continue its business. Be qualified as a foreign corporation in each jurisdiction in which it is required to qualify, except for such jurisdictions in which the failure to be so qualified could not have a material adverse effect on the Company. Preserve and maintain all patents, patent applications, copyrights, trademarks, inventions, processes and other intellectual property, and all material licenses to use any of the foregoing, that are necessary to the conduct of the business of the Company and its Subsidiaries.

          5.2  Compliance with Legal Requirements.  Comply in all material
               ----------------------------------
respects with all requirements of law applicable to it, except where compliance therewith shall at the time be contested in good faith by appropriate proceedings.

          5.3  Insurance.  Keep its assets which are of an insurable character
               ---------
insured with responsible and reputable carriers against loss or damage by fire, explosion or other hazards which may be insured against by extended coverage in an amount sufficient to prevent it from becoming a co-insurer and in any event not less than would be customary for a similarly situated company in a business similarly situated, and maintain insurance against liability to persons and property and other hazards and risks to the extent and in the manner customary for companies in similar businesses similarly situated. Maintain term life insurance on the lives of each of the Management Stockholders in the amount of $500,000 each with the proceeds payable to the Company.

          5.4  Payment of Taxes and Trade Debt.  Pay and discharge when due and
               -------------------------------
payable all taxes, assessments and governmental charges imposed upon its income, profits, property or business, except for such the validity or which are in good faith being contested by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto.

          5.5  Independent Accountants.  Retain independent public accountants
               -----------------------
of recognized national standing, reasonably acceptable to the Investors, who shall provide a report on the Company's annual financial statements and not change such accountants without the approval of Investors holding at least a majority of the Registrable Securities issued or issuable in connection with a conversion of (i) the Series D Preferred Stock and (ii) the Series E Preferred Stock, each voting separately as a single class.

          5.6  Board of Directors.  Cause the Board of Directors of the Company
               ------------------
to meet at least six (6) times each fiscal year. The Company will pay all direct out-of-pocket expenses reasonably incurred by the Directors in connection with travel to and attendance at such Board meetings. The Company will adopt and maintain in its certificate of incorporation or bylaws provisions limiting the monetary damages and indemnifying the directors of the Company to the fullest extent permitted by applicable law. At all times hereafter up to the time of effectiveness of a Qualified Public Offering, New Enterprise Associates ("NEA"), Chase Venture
                                                            ---
Capital Associates, L.P., ("Chase"), and Premier Medical Partner, L.P.
                            -----
("Premier") shall have the right to designate a representative to attend all
  -------
meetings of the Board of Directors in a nonvoting observer capacity, to receive notice of such meetings and to receive the information provided by the Company to the Board of Directors; provided, however, that the Company may require as a condition precedent to NEA, Chase and Premier's rights under this Section 5.6 that each person proposing to attend any meeting of the Board of Directors and each person to have access to any of the information provided by the Company to the Board of Directors shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so received during such meetings or otherwise; and, provided further, that the Company reserves the right not to provide information and to exclude such representative from any meeting or portion thereof if delivery of such information or attendance at such meeting by such representative would result in disclosure of trade secrets to such representative or would adversely affect the attorney-client privilege between the Company and its counsel or if such representative is a member of the board of directors or otherwise attends meetings of the board of directors of another company that is a direct competitor of the Company.

          5.7  Financial Accounting System.  Maintain a system of accounting in
               ---------------------------
which correct and complete entries will be made of all dealings and transactions in relation to their business and affairs in accordance with generally accepted accounting principles.

          5.8  Proprietary Information Agreements.  Cause each officer and key
               ----------------------------------
employee of the Company or any Subsidiary now or hereafter employed to execute and deliver to the Company a Proprietary Information and Inventions Agreement substantially in the form previously provided to the Investors.

          5.9  Rule 144A Information.  At all times during which the Company is
               ---------------------
neither subject to the reporting requirements under Sections 13 or 15(d) under the Exchange Act, provide in written form as promptly as practicable upon request, all information required by Rule 144A(d)(4)(i) promulgated under the Securities Act; provided, however, that the Company may require the recipient of
                --------  -------
such information to execute an agreement in which it agrees to take reasonable precautions to ensure the confidentiality of such information.

     6.  Miscellaneous.
         -------------

          6.1  Small Business Investment Company Matters.  Each Investor
               -----------------------------------------
executing this Agreement agrees to cooperate with the Company in all reasonable respects in complying with the terms and provisions of the letter agreement between the Company and Chase Venture Capital Associates, L.P. ("CVCA"), a copy
                                                                 ----
of which is attached hereto as Exhibit B, regarding small business matters (the
                               ---------
"Small Business Sideletter"); provided, however, that no Holder shall be
 -------------------------
required under this Section 6.1 to take any action that would adversely affect in any material respect such Holder's rights under this Agreement or as a stockholder of the Company.

          6.2  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          6.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.6  Notices. Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or by overnight courier or sent by telegram or fax or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. If to the Company, a copy of any notice shall be sent in the same manner to Cardima, Inc., 47266 Benicia Street, Fremont, California, 94538, Attention: Mr. Phillip C. Radlick.

          6.7  Remedies and Expenses.  The parties shall have all remedies for
               ---------------------
breach of this Agreement available to them provided by law or equity. Without limiting the generality of the foregoing, in addition to all other rights and remedies available at law or in equity, the parties shall be entitled to obtain specific performance of the obligations of each party to this Agreement and immediate injunctive relief. In the event any action or proceeding is brought in equity to enforce the same, neither the Company nor any party will urge, as a defense, that an adequate remedy at law exists. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          6.8  Amendments and Waivers.  This Agreement constitutes the full and
               ----------------------
entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that Holders of at least a majority of the Registrable Securities may, with the written consent of the Company, waive, modify or amend on behalf of all Holders, any provisions hereof benefiting such Holders, so long as the effect thereof will be that all such Holders will be treated equally; and provided further, that, in the event the Company shall issue additional shares of Series E Preferred Stock, each new holder of such Series E Preferred Stock shall become a party to this Agreement and shall be deemed to be a "Holder" for all purposes of this Agreement by executing and delivering an additional counterpart signature page to this Agreement.

          6.9  Legends.  Each stock certificate issued after the date hereof
               -------
evidencing shares of the Company's capital stock subject to the provisions of this Agreement (including any shares issued upon a transfer, stock split, dividend, recapitalization, merger or other similar event) shall at all times during the term of this Agreement bear the following legend:

          THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH, A STOCKHOLDERS' RIGHTS AGREEMENT, DATED AS OF MARCH 7, 1997, AS AMENDED AND RESTATED FROM TIME TO TIME, AMONG THE HOLDERS OF THESE SHARES AND CERTAIN OTHER HOLDERS OF THE COMPANY'S STOCK, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY.

          6.10  Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          6.11  Aggregation of Stock.  All shares of Registrable Securities held
                --------------------
or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          6.12  Entire Agreement. Except for the side letter from the Company to
                ----------------
Goldman Sachs & Co, Chase Venture Capital Associates, L.P., and Premier Medical Partner Fund, L.P., the side letter from Chase Venture Capital Associates, L.P. to the Company regarding Small Business Investment Company matters, and the side letter from the Company to Integral Capital Partners II, L.P., all of even date herewith, this Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

     The foregoing Fourth Amended and Restated Stockholders' Rights Agreement is hereby executed as of the date first above written.

                              COMPANY

                              CARDIMA, INC.


                              By: /s/ Phillip C. Radlick
                                 ----------------------------------
                                 Phillip C. Radlick, Ph.D.

                              Title:  President and Chief Executive Officer



                              GS CAPITAL PARTNERS II, L.P.

                              BY:  GS Advisors, L.P.
                                   Its General Partner
                              BY:  GS Advisors, Inc.
                                   Its General Partner

                              By:
                                 ----------------------------------
                                 Richard A. Friedman, President

                              GS CAPITAL PARTNERS II
                              OFFSHORE, L.P.

                              BY:  GS Advisors II (Cayman), L.P.
                                   Its General Partner
                              BY:  GS Advisors II, Inc.
                                   Its General Partner

                              By:
                                 ----------------------------------
                                 Richard A. Friedman, President


                        SIGNATURE PAGE TO CARDIMA, INC.
                          FOURTH AMENDED AND RESTATED
                        STOCKHOLDERS' RIGHTS AGREEMENT

     The foregoing Fourth Amended and Restated Stockholders' Rights Agreement is hereby executed as of the date first above written.

                              COMPANY

                              CARDIMA, INC.


                              By:
                                 ----------------------------------
                                    Phillip C. Radlick, Ph.D.

                              Title:  President and Chief Executive Officer



                              GS CAPITAL PARTNERS II, L.P.

                              BY:  GS Advisors, L.P.
                                   Its General Partner
                              BY:  GS Advisors, Inc.
                                   Its General Partner

                              By:   /s/  C.H. SKODINSKI
                                 ----------------------------------
                              Title:  C.H. Skodinski, V.P.
                                    -------------------------------

                              GS CAPITAL PARTNERS II
                              OFFSHORE, L.P.

                              BY:  GS Advisors II (Cayman), L.P.
                                   Its General Partner
                              BY:  GS Advisors II, Inc.
                                   Its General Partner

                              By:  /s/ C.H. SKODINSKI
                                 ----------------------------------
                              Title:  C.H. Skodinski, V.P.
                                    -------------------------------


                        SIGNATURE PAGE TO CARDIMA, INC.
                          FOURTH AMENDED AND RESTATED
                        STOCKHOLDERS' RIGHTS AGREEMENT

          The foregoing Fourth Amended and Restated Stockholders' Rights Agreement is hereby executed as of the date first above written.


                              GOLDMAN, SACHS & CO. VERWALTUNGS
                              GmbH

                              BY:  /s/
                                 ----------------------------------
                                 Managing Director


                              and

                                  /s/ C.H. SKODINSKI
                                  ---------------------------------
                                  C.H. Skodinski, V.P.
                                  Registered Agent


                              THE GOLDMAN SACHS GROUP, L.P.

                              BY:  The Goldman Sachs Corporation
                                 ----------------------------------
                              By:  /s/
                                 ----------------------------------
                              Title:
                                    -------------------------------


                        SIGNATURE PAGE TO CARDIMA, INC.
                          FOURTH AMENDED AND RESTATED
                        STOCKHOLDERS' RIGHTS AGREEMENT

    The foregoing Fourth Amended and Restated Stockholders' Rights Agreement is hereby executed as of the date first above written.

                              CHASE VENTURE CAPITAL ASSOCIATES, L.P.


                              BY:  Chase Capital Partners,
                                   Its General Partner

                              By:  /s/  DAMION E. WICKER
                                  -----------------------------------
                                  Damion E. Wicker

                              Title:  General Partner
                                    ---------------------------------

                        SIGNATURE PAGE TO CARDIMA, INC.
                          FOURTH AMENDED AND RESTATED
                        STOCKHOLDERS' RIGHTS AGREEMENT

    The foregoing Fourth Amended and Restated Stockholders' Rights Agreement is hereby executed as of the date first above written.

                              PREMIER MEDICAL PARTNER FUND, L.P.


                              BY:  Premier Capital Corporation
                                   Its General Partner

                              By:  /s/  ANTHONY E. MORENO
                                 -----------------------------------

                              Title:  Treasurer
                                     -------------------------------


                        SIGNATURE PAGE TO CARDIMA, INC.
                          FOURTH AMENDED AND RESTATED
                        STOCKHOLDERS' RIGHTS AGREEMENT

    The foregoing Fourth Amended and Restated Stockholders' Rights Agreement is hereby executed as of the date first above written.

                              KLEINER PERKINS CAUFIELD & BYERS VI


                              By:    /s/JOSEPH S. LACOB
                                 ----------------------------------

                              Title:  General Partner
                                    -------------------------------

                        SIGNATURE PAGE TO CARDIMA, INC.
                          FOURTH AMENDED AND RESTATED
                        STOCKHOLDERS' RIGHTS AGREEMENT

    The foregoing Fourth Amended and Restated Stockholders' Rights Agreement is hereby executed as of the date first above written.

                              NEW ENTERPRISE ASSOCIATES V,
                              LIMITED PARTNERSHIP


                              By: /s/NANCY DORMAN
                                 ----------------------------------
                              Its:
                                  ---------------------------------



                              CATALYST VENTURES,
                              LIMITED PARTNERSHIP

                              By: /s/NANCY DORMAN
                                 ----------------------------------
                              Its:  General Partner
                                  ---------------------------------

                        SIGNATURE PAGE TO CARDIMA, INC.
                          FOURTH AMENDED AND RESTATED
                        STOCKHOLDERS' RIGHTS AGREEMENT

          The foregoing Fourth Amended and Restated Stockholders' Rights Agreement is hereby executed as of the date first above written.

                              ONSET ENTERPRISE ASSOCIATES,
                              LIMITED PARTNERSHIP


                              By: /s/
                                 ------------------------------------------

                              Title:  General Partner, OEA Management, L.P.
                                              The General Partner of
                                        ONSET Enterprise Associates, L.P.
                                       ------------------------------------

                        SIGNATURE PAGE TO CARDIMA, INC.
                          FOURTH AMENDED AND RESTATED
                        STOCKHOLDERS' RIGHTS AGREEMENT

    The foregoing Fourth Amended and Restated Stockholders' Rights Agreement is hereby executed as of the date first above written.

                              TARGET THERAPEUTICS, INC.


                              By: /s/GARY BANG
                                 ----------------------------------

                              Title:
                                    --------------------------------

                        SIGNATURE PAGE TO CARDIMA, INC.
                          FOURTH AMENDED AND RESTATED
                        STOCKHOLDERS' RIGHTS AGREEMENT

     The foregoing Fourth Amended and Restated Stockholders' Rights Agreement is hereby executed as of the date first above written.

                              ATLAS VENTURE FUND II, L.P.
                              by Atlas Venture Associates II, L.P.

                              By:  /s/
                                  -------------------------------------

                              Its:  General Partner
                                   ------------------------------------


                              ATLAS EUROPE FUND BV


                              By:
                                 --------------------------------------
                              Its:
                                   ------------------------------------


                        SIGNATURE PAGE TO CARDIMA, INC.
                          FOURTH AMENDED AND RESTATED
                        STOCKHOLDERS' RIGHTS AGREEMENT

     The foregoing Fourth Amended and Restated Stockholders' Rights Agreement is hereby executed as of the date first above written.

                              ATLAS VENTURE FUND II, L.P.


                              By:
                                  -------------------------------------

                              Its:  General Partner
                                   ------------------------------------


                              ATLAS EUROPE FUND BV


                              By: /s/
                                 --------------------------------------
                              Its:  Managing Director
                                   ------------------------------------


                        SIGNATURE PAGE TO CARDIMA, INC.
                          FOURTH AMENDED AND RESTATED
                        STOCKHOLDERS' RIGHTS AGREEMENT

    The foregoing Fourth Amended and Restated Stockholders' Rights Agreement is hereby executed as of the date first above written.


                              INTEGRAL CAPITAL PARTNERS II, L.P.


                              By:   Integral Capital Management II, L.P.

                                      its  General Partner


                              By: By /s/ Pamela K. Hagenah
                                  ---------------------------------------
                                      its General Partner
                              Its:
                                   ---------------------------------------

                              INTEGRAL CAPITAL PARTNERS INTERNATIONAL C.V.


                              By:   Integral Capital Management II, L.P.

                                      its Investment General Partner

                              By: ---------------------------------------
                                  By: /s/ Pamela K. Hagenah
                                  ---------------------------------------
                                      its General Partner
                              Its:
                                   --------------------------------------



                        SIGNATURE PAGE TO CARDIMA, INC.
                          FOURTH AMENDED AND RESTATED
                        STOCKHOLDERS' RIGHTS AGREEMENT

    The foregoing Fourth Amended and Restated Stockholders' Rights Agreement is hereby executed as of the date first above written.

                              /s/  GABRIEL B. VEGH
                              -------------------------
                              Gabriel B. Vegh






                        SIGNATURE PAGE TO CARDIMA, INC.
                          FOURTH AMENDED AND RESTATED
                        STOCKHOLDERS' RIGHTS AGREEMENT

     The foregoing Fourth Amended and Restated Stockholders' Rights Agreement is hereby executed as of the date first above written.


                                        OLYMPIC VENTURE PARTNERS III

OLYMPIC VENTURE PARTNERS III, L.P.
By OVMC III, L.P., Its G.P.             By:
                                           ----------------------------
By /s/                                  Its:
  --------------------------------          ---------------------------
Its General Partner


                                        OVP III ENTREPRENEURS FUND


OVP III ENTREPRENEURS FUND
By OVMC III, L.P., Its G.P.             By:
                                           ----------------------------
By /s/                                  Its:
  --------------------------------          ---------------------------
Its General Partner



                        SIGNATURE PAGE TO CARDIMA, INC.
                          FOURTH AMENDED AND RESTATED
                        STOCKHOLDERS' RIGHTS AGREEMENT